                       SUNSET STATION 1996 TRUST AGREEMENT


                         dated as of September 25, 1996


                                     between


                             STATION CASINOS, INC.,
                                   as Grantor


                                       and


                     FIRST SECURITY TRUST COMPANY OF NEVADA,
                                   as Trustee

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I.

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE II.

TRUSTEE'S AUTHORIZATIONS AND DIRECTIONS. . . . . . . . . . . . . . . . . . .   1
       Section 2.1  Creation of Trust. . . . . . . . . . . . . . . . . . . .   1
       Section 2.2  Authorization to Take Certain Actions. . . . . . . . . .   1
       Section 2.3  Condition Precedent to Trustee's Obligations and
            Authority. . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
       Section 2.4  Declaration of Trusts. . . . . . . . . . . . . . . . . .   3
       Section 2.5  Security Interest in the Equipment . . . . . . . . . . .   3

ARTICLE III.

COVENANTS OF GRANTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
       Section 3.1  Indemnification of Trustee . . . . . . . . . . . . . . .   3
       Section 3.2  Payment of Trustee's Fees, Costs and Expenses. . . . . .   4

ARTICLE IV.

THE CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
       Section 4.1  The Certificates . . . . . . . . . . . . . . . . . . . .   5
       Section 4.2  Registration, Transfers, Exchanges and Cancellation
            of Certificates. . . . . . . . . . . . . . . . . . . . . . . . .   6
       Section 4.3  Persons Deemed Owners. . . . . . . . . . . . . . . . . .   8
       Section 4.4  Mutilated, Destroyed, Lost or Stolen Certificates. . . .   8
       Section 4.5  Terms of Certificates. . . . . . . . . . . . . . . . . .   9
       Section 4.6  Prepayment of Certificates . . . . . . . . . . . . . . .   9
       Section 4.7  Payments from Trust Estate . . . . . . . . . . . . . . .  10
       Section 4.8  Method of Payment. . . . . . . . . . . . . . . . . . . .  10
       Section 4.9  Application of Payments to Investment or Yield . . . . .  11
       Section 4.10  Termination of Interest in Trust Estate . . . . . . . .  11

ARTICLE V.

RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME FROM THE TRUST ESTATE. . . .  11
       Section 5.1  Rent and other Lease Payments. . . . . . . . . . . . . .  11
       Section 5.2  Payments After Event of Default. . . . . . . . . . . . .  12
       Section 5.3  Payments for Other Specific Purposes . . . . . . . . . .  13
       Section 5.4  Other Payments . . . . . . . . . . . . . . . . . . . . .  14
       Section 5.5  Deposit Account. . . . . . . . . . . . . . . . . . . . .  14
       Section 5.6  Investment of Amounts Held by the Trustee. . . . . . . .  14

ARTICLE VI.

DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15



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

       Section 6.1  Action Upon Event of Default . . . . . . . . . . . . . .  15
       Section 6.2  Waiver of Defaults . . . . . . . . . . . . . . . . . . .  15
       Section 6.3  Proceedings by Holders . . . . . . . . . . . . . . . . .  15

ARTICLE VII.

DUTIES OF TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
       Section 7.1  Action Upon Lease Event of Default . . . . . . . . . . .  16
       Section 7.2  Action Upon Instructions Generally . . . . . . . . . . .  17
       Section 7.3  Indemnification, etc.. . . . . . . . . . . . . . . . . .  18
       Section 7.4  Duties to Remove Liens and Provide Reports, etc. . . . .  18
       Section 7.5  No Action Except Under Trust Agreement or
            Instructions . . . . . . . . . . . . . . . . . . . . . . . . . .  18

ARTICLE VIII.

THE TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
       Section 8.1  Acceptance of Trusts and Duties. . . . . . . . . . . . .  18
       Section 8.2  Absence of Duties Except as Specified. . . . . . . . . .  19
       Section 8.3  No Representations or Warranties . . . . . . . . . . . .  19
       Section 8.4  No Segregation of Monies; No Interest. . . . . . . . . .  20
       Section 8.5  Reliance; Agents; Advice of Counsel. . . . . . . . . . .  20
       Section 8.6  No Compensation from Holders . . . . . . . . . . . . . .  21
       Section 8.7  Not Acting in Individual Capacity. . . . . . . . . . . .  21
       Section 8.8  Trustee May Own Certificates, etc. . . . . . . . . . . .  21

ARTICLE IX.

SUCCESSOR TRUSTEES AND SEPARATE TRUSTEES . . . . . . . . . . . . . . . . . .  22
       Section 9.1  Resignation or Removal of Trustee; Appointment of
            Successor. . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
       Section 9.2  Appointment of Additional and Separate Trustees. . . . .  23

ARTICLE X.

SUPPLEMENTAL TRUST AGREEMENT AND AMENDMENTS TO OPERATIVE DOCUMENTS . . . . .  26
       Section 10.1  Supplemental Trust Agreement and Amendments to
            Operative Documents With Consent of Holders. . . . . . . . . . .  26
       Section 10.2  Supplemental Trust Agreements Without Consent of
            Holders. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
       Section 10.3  Trustee Protected . . . . . . . . . . . . . . . . . . .  26
       Section 10.4  Form of Request . . . . . . . . . . . . . . . . . . . .  27
       Section 10.5  Documents Mailed to Holders . . . . . . . . . . . . . .  27
       Section 10.6  This Article Exclusive. . . . . . . . . . . . . . . . .  27

ARTICLE XI.

TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
       Section 11.1  Termination Upon Performance. . . . . . . . . . . . . .  27
       Section 11.2  Termination Generally . . . . . . . . . . . . . . . . .  28

ARTICLE XII.



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

MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
       Section 12.1  Sale of Equipment Binding . . . . . . . . . . . . . . .  29
       Section 12.2  Trust Agreement for Benefit of Holders Only . . . . . .  30
       Section 12.3  Notices . . . . . . . . . . . . . . . . . . . . . . . .  30
       Section 12.4  Severability. . . . . . . . . . . . . . . . . . . . . .  30
       Section 12.5  Successors and Assigns. . . . . . . . . . . . . . . . .  30
       Section 12.6  APPLICABLE LAW. . . . . . . . . . . . . . . . . . . . .  30
       Section 12.7  Counterparts. . . . . . . . . . . . . . . . . . . . . .  30
       Section 12.8  Captions and Table of Contents. . . . . . . . . . . . .  30
       Section 12.9  Further Assurances. . . . . . . . . . . . . . . . . . .  31
       Section 12.10  Survival of Covenants. . . . . . . . . . . . . . . . .  31



Exhibit A        Form of Certificate

                       SUNSET STATION 1996 TRUST AGREEMENT

       This SUNSET STATION 1996 TRUST AGREEMENT, dated as of September 25, 1996, is entered into between Station Casinos, Inc., a Nevada corporation (the "GRANTOR" or "LESSEE"), and First Security Trust Company of Nevada, a Nevada trust company (together with its successors and assigns, the "TRUSTEE").

       WHEREAS, the Grantor wishes to create a trust to acquire its interest in the Equipment and to lease the Equipment to the Lessee pursuant to the Lease and to issue the Certificates all in accordance with the terms and conditions of the Participation Agreement;

       AND WHEREAS, the Equipment is subject to the Sublease, which will be entered into concurrently with entering into of the Lease;

       AND WHEREAS, the Trustee is willing to accept the duties and obligations imposed hereby on the terms and conditions set forth herein.

       NOW THEREFORE, in consideration of the mutual terms, conditions and covenants contained herein, the parties hereto agree as follows:


                                   ARTICLE I.

                                   DEFINITIONS

       Capitalized terms used but not otherwise defined herein (including those used in the foregoing recitals) shall have the meanings specified in Appendix 1 to the Participation Agreement, dated as of the date hereof, among Lessee, the Persons listed on Schedule I thereto and the Trustee, not individually, except as expressly set forth therein, but as Trustee, unless the context otherwise requires.


                                   ARTICLE II.

                     TRUSTEE'S AUTHORIZATIONS AND DIRECTIONS

       Section 2.1 CREATION OF TRUST. Grantor and the Trustee hereby create a trust (the "TRUST"), which Trust shall be designated as the Sunset Station 1996 Trust.

       Section 2.2 AUTHORIZATION TO TAKE CERTAIN ACTIONS. The Grantor hereby authorizes and directs the Trustee to take, in its capacity as trustee, the following actions:

            (a) To execute and deliver the Participation Agreement, in the form heretofore or concurrently submitted to and approved by the Holders to be conclusively evidenced by their execution thereof;

            (b) As of the Closing Date, to execute and deliver, or to accept the Lease, the Sublease Assignment and each of the other documents, certificates, and agreements, in the form heretofore or concurrently submitted to and approved by the Holders, required to be executed and delivered or accepted by the Trustee under the terms of the Participation Agreement with regard to the items of Equipment identified in SCHEDULE V to the Participation Agreement;

            (c) As of the Closing Date, to take the actions the Trustee is required to take under ARTICLE II of the Participation Agreement including the delivery of the Certificates substantially in the form attached hereto as EXHIBIT A;

            (d) From time to time, to execute, deliver or accept Certificates of Acceptance and such documents, certificates and agreements in the form heretofore, concurrently or at such time approved by the Holders, which are required to be executed and delivered or accepted by the Trustee under the terms of the Participation Agreement;

            (e) Subject to the terms of this Trust Agreement: (i) to exercise all of the rights and perform all the obligations of the Lessor under the Lease; (ii) to exercise such rights and perform such obligations as the Trustee shall have the right to exercise or the obligation to perform pursuant to this Trust Agreement and the documents the Trustee is authorized to execute and deliver or accept pursuant to SECTIONs 2.2(a) through (d) hereof; and (iii) to execute and deliver all other agreements, instruments and certificates contemplated by the Operative Agreements to be executed and delivered by the Lessor; and

            (f) Subject to the terms of this Trust Agreement, to take such other action in connection with any of the foregoing as the Requisite Holders may from time to time direct.

       SECTION 2.3 CONDITION PRECEDENT TO TRUSTEE'S OBLIGATIONS AND AUTHORITY. The obligation and authority of the Trustee to take the actions referred to in SECTIONS 2.2(b) through (f) hereof shall be subject to the condition precedent that on the Closing Date, the conditions set forth in the Participation Agreement with respect to the obligation of the Holders to proceed to closing shall have been fulfilled to the satisfaction of, or waived by, the Holders which shall be conclusively evidenced by their payment for the Certificates pursuant to SECTION 2.2 of the Participation Agreement.

       Section 2.4 DECLARATION OF TRUSTS. The Trustee hereby declares that it does and will hold all estate, right, title and interest in and to the Equipment, the Operative Documents and any funds transmitted to the Trustee pursuant to the Operative Documents to which it is a party, including all amounts of Rent, insurance proceeds, indemnity payments, Purchase Option payments, Proceeds from the Lessee's exercise of the Sale Option and other payments of any kind for or with respect to the Equipment, the Lease and the Operative Documents (other than indemnity payments to which the Trustee, individually, is entitled pursuant to any Operative Document), upon the trusts hereinafter set forth (all such estate, right, title and interest called the "TRUST ESTATE") for the use and benefit of the Holders, subject, however, to the terms and conditions of the Operative Documents.

       Section 2.5 SECURITY INTEREST IN THE EQUIPMENT. It is the intent of the Holders that the interest in the Equipment held by the Trustee constitutes a first priority Lien in all right, title and interest in the Equipment, for the benefit of the Holders to secure the performance by the Lessee of its obligations pursuant to the Lease of its obligations to the Lessor pursuant to the other Operative Documents to which it is a party.


                                  ARTICLE III.

                              COVENANTS OF GRANTOR

       Section 3.1 INDEMNIFICATION OF TRUSTEE. Grantor shall assume liability for, and shall indemnify, protect, save and keep harmless the Trustee and its Affiliates, agents and employees (each such person called a "TRUSTEE INDEMNIFIED PERSON") from and against any and all liabilities, obligations, losses, damages, penalties, taxes (other than any income taxes on fees or other compensation received by a Trustee Indemnified Person), claims, actions, proceedings, suits, costs (including reasonable attorneys' fees), expenses and disbursements of any kind and nature whatsoever ("TRUST CLAIMS") imposed on, incurred by or asserted against any Trustee Indemnified Person, in any way relating to or arising out of this Trust Agreement, the Trust created hereby, the Operative Documents or the performance or enforcement of any of the terms hereof or thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, sublease, possession, use, operation, maintenance, condition, sale, return, storage or other disposition of the Equipment, or in any way relating to or arising out of the administration of the Trust and the Trust Estate or the action or inaction of any Trustee Indemnified Person hereunder; PROVIDED, HOWEVER, that: (a) the Grantor shall not be required to indemnify any Trustee Indemnified Person for any Trust Claims resulting from:
(i) acts or omissions that would constitute the willful misconduct or gross negligence of such Trustee Indemnified Person; or (ii) such Trustee Indemnified Person's negligent handling of monies constituting part of the Trust Estate, but the willful misconduct or gross negligence or, if appropriate, negligence of any one Trustee Indemnified Person shall not affect the rights of any other Trustee Indemnified Person hereunder; and (b) the Grantor shall not be required to indemnify the Trustee with respect to Trust Claims resulting because any representation or warranty of the Trustee made expressly in its individual capacity and contained in any Operative Document proves to be untrue or inaccurate or because any covenant or agreement made or undertaken by the Trustee in any Operative Document shall have been breached or not complied with. The indemnities contained in this SECTION 3.1 shall inure to the benefit of each Trustee Indemnified Person whether or not the transactions contemplated by the

Participation Agreement are consummated and shall survive the termination of this Trust Agreement and of the Trust created hereby, and such indemnities are expressly made for the benefit of, and shall be enforceable by, each Trustee Indemnified Person even if such Trustee Indemnified Person is no longer a party to this Trust Agreement or was not a party to this Trust Agreement on the date of the execution hereof.

       Section 3.2 PAYMENT OF TRUSTEE'S FEES, COSTS AND EXPENSES. Upon 30 days' prior written notice, the Grantor shall:

            (a) Pay to the Trustee for its services hereunder such fees as may heretofore and from time to time hereafter be agreed upon by the Trustee and the Grantor and shall reimburse the Trustee for its costs and expenses hereunder (including reasonable counsel fees);

            (b) Pay to the Trustee such fees as may be reasonably charged and such costs and expenses (including reasonable counsel fees and expenses) as may be reasonably incurred by the Trustee in consequence of any direction of the Grantor given to the Trustee pursuant to SECTION 2.2 hereof; and

            (c) Pay to the Trustee such fees as may be reasonably charged and such costs and expenses (including reasonable counsel fees and expenses) as may be reasonably incurred in consequence of the Trustee's rendering extraordinary services or incurring extraordinary costs and expenses, including services rendered and costs and expenses incurred in connection with any Lease Event of Default.


                                   ARTICLE IV.

                                THE CERTIFICATES

       Section 4.1  THE CERTIFICATES.

            (a) Certificates shall be substantially in the form of EXHIBIT A hereto (each, a "CERTIFICATE"), and shall, upon issue, be executed by the Grantor and delivered to the Trustee and the Trustee shall authenticate and deliver said Certificates to the Holders entitled thereto pursuant to the Participation Agreement. All Certificates shall be identical in all respects except for the denominations, dates and registration numbers thereof and shall be equally and ratably entitled as provided herein to the benefits hereof and pursuant to the Operative Documents without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Trust Agreement. The Certificates are certificated securities in registered form, within the meaning of Article 8 of the UCC.

            (b) The Certificates shall be issued in an original aggregate investment amount of $40,000,000.

            (c) Each Certificate shall be executed by a duly authorized officer of the Grantor and shall be authenticated by manual or facsimile signature on behalf of the Trustee by an authorized officer of the Trustee. Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Grantor or the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date such Certificates are issued.
       No Certificate shall be entitled to any benefit under this Trust Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for below executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence needed, that such Certificate has been duly authenticated and delivered hereunder.

                 This Certificate is one of the Certificates referred to in the within-mentioned Trust Agreement.

                 FIRST SECURITY TRUST COMPANY OF NEVADA,
                 as Trustee

                 By:
                 Name Printed:
                 Title:

       All Certificates shall be dated the date of their authentication and delivery.

            (d) The Certificates to be issued on the Closing Date shall evidence the entire beneficial ownership of the Trust Estate as of the Closing Date.

       Section 4.2 REGISTRATION, TRANSFERS, EXCHANGES AND CANCELLATION OF CERTIFICATES.

            (a) The Trustee shall maintain at the Corporate Trust Department a register for the purpose of registering all Certificates and transfers (other than transfers of a participation in a Certificate pursuant to SECTION 6.3 of the Participation Agreement and a pledge of a Certificate) and exchanges thereof (the "CERTIFICATE REGISTER"). A Holder that intends to transfer a Certificate, or to exchange Certificate(s) of different denominations shall surrender such Certificate to the Trustee at the Corporate Trust Department, together with a written request from such holder for the issuance of one or more new Certificates. Such notice shall specify the denomination or denominations of such new Certificate(s) and, in the case of a surrender for registration of transfer, the name and address of the Person in whose name such new Certificate(s) are to be registered together with a duly executed letter substantially in the form of EXHIBIT H to the Participation Agreement, from each such transferee. Promptly upon receipt of such documents by the Trustee, the Grantor shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver to such Holder, new Certificates in the same aggregate original investment amount, and dated the same date as such surrendered Certificate(s). Such new Certificate(s) shall be in such denomination or denominations and registered in such name or names as shall be specified in the written request from such Holder. Each Certificate so surrendered shall be accompanied by a written instrument of transfer duly executed by the Holder of such Certificate or its attorney duly authorized in writing. Each new Certificate issued pursuant to this SECTION 4.2 shall bear a notation by the Trustee of:
       (i) the aggregate amounts of investment of the Certificate so surrendered that: (1) were paid to any Holder thereof at any time prior to the delivery of such new Certificate(s); and (2) are allocable to such new Certificate on the basis of the respective original investment amounts thereof; and (ii) the date to which Yield on such Certificate had been paid to any Holder thereof at the time of such delivery. All Certificates issued upon any registration of transfer or exchange of Certificates shall be valid obligations of the Trust, and shall be entitled to the same security and benefits under this Trust Agreement as the Certificates surrendered upon such registration of transfer or exchange. No transfer of any Certificate shall be valid unless and until such transfer is registered on the Certificate Register maintained by the Trustee pursuant to this SECTION 4.2.

            (b) The Certificate Register shall at all reasonable times be open for inspection by any Participant. Upon request by any Holder, or the Grantor, the Trustee shall furnish such Person, at the expense of such Person, a list of the names and addresses of all Holders, indicating the respective unpaid investment amounts and numbers of the Certificates held by Holders. Every Holder, by receiving and holding a Certificate, agrees with the Trustee that neither the Trustee, nor any agents of the Trustee, shall be held accountable by reason of the disclosure of any such information.

            (c)  Each Certificate surrendered to the Trustee pursuant to this
       SECTION 4.2, SECTION 4.4 or SECTION 4.8 shall be canceled by the Trustee, and no Certificate shall be issued in lieu thereof except as expressly permitted by this SECTION 4.2 or SECTION 4.4. The Trustee shall return all Certificates canceled by it to the Grantor.

            (d) Each Certificate delivered to a Holder pursuant to SECTION 4.1 and each Certificate delivered pursuant to SECTION 4.2 shall be issued without registration of such Certificate under the Securities Act of 1933, as amended, or under any state securities or "blue sky" law, and without qualification of this Trust Agreement under the Trust Indenture Act of 1939, as amended. All Certificates issued hereunder shall bear a legend that shall read substantially as follows:

            THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE
            SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE
            SECURITIES OR "BLUE SKY" LAW, AND MAY NOT BE
            TRANSFERRED, SOLD OR OFFERED FOR SALE IN VIOLATION OF
            SUCH ACT OR LAWS.

       Promptly after registration of transfer of any Certificate pursuant to
       SECTION 4.2, the Trustee will give notice thereof to the Lessee and Sublessee specifying the name and address for notices of the transferee or transferees.

            (e) If the Trustee in its individual capacity shall acquire any of the Certificates, such acquisition shall not operate as a redemption of, or the satisfaction of the indebtedness represented by, such Certificates unless and until the same shall be delivered to the Trustee for cancellation pursuant to this Trust Agreement.

            (f) Notwithstanding anything herein contained to the contrary, no transfer, assignment, pledge or sale, including any of participating interest therein, of any Certificate shall be effective unless in conformity with SECTION 6.2 or 6.3 (as applicable) of the Participation Agreement.

       Section 4.3 PERSONS DEEMED OWNERS. Prior to due presentation of a Certificate for registration of transfer, the Trustee and any agent of the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to
ARTICLE V and for all other purposes whatsoever, and neither the Trustee nor any agent of the Trustee shall be affected by any notice to the contrary; PROVIDED, HOWEVER, that in determining whether the Holders evidencing the requisite investment amount have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Lessee, the Sublessee or any Affiliate thereof shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which a Responsible Officer in the Corporate Trust Department of the Trustee knows to be so owned shall be so disregarded.

       Section 4.4 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If any Certificate shall become mutilated, destroyed, lost or stolen, then upon the written request of the Holder thereof, the Grantor shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver to such Holder (at the expense of such Holder), a new Certificate. Such new Certificate shall be: (i) registered in the name in which such mutilated, destroyed, lost or stolen Certificate was registered; (ii) in the same original investment amount as such mutilated, destroyed, lost or stolen Certificate; and (iii) dated the date of such mutilated, destroyed, lost or stolen Certificate. If the Certificate being replaced has become mutilated, it shall be surrendered to the Trustee. If the Certificate being replaced has been destroyed, lost or stolen, the Holder thereof shall furnish to the Grantor and the Trustee such security or indemnity as reasonably may be required by Trustee to save the Trustee harmless from any loss, however remote (including claims for investment of and Yield on, such destroyed, lost or stolen Certificate), and evidence satisfactory to the Grantor and the Trustee of the destruction, loss or theft of such Certificate and the ownership thereof. Each Certificate issued pursuant to this SECTION
4.4 shall bear a notation by the Trustee of: (i) the aggregate amounts of investment of such mutilated, destroyed, lost or stolen Certificate that was paid to any holder thereof at any time prior to the delivery of such new Certificate; and (ii) the date to which yield on such mutilated, destroyed, lost or stolen Certificate had been paid to any holder thereof at the time of such delivery.

       Section 4.5  TERMS OF CERTIFICATES.

            (a) The amount of the Certificate Advances outstanding from time to time shall accrue Yield at the Applicable Yield Rate, and the investment of and Yield on each Certificate shall be due and payable at the times, provided in SECTION 2.3 of the Participation Agreement. If all or any portion of the Certificate Advances, any Yield payable thereon or any other amount payable under the Participation Agreement shall not be paid when due (whether at stated maturity, acceleration thereof or otherwise), such overdue amount shall bear interest per annum which is equal to the Default Rate.

            (b) No Certificate is subject to purchase or prepayment, in whole or in part, except as provided in SECTION 4.6. Any prepayment of a Certificate shall be accompanied by accrued and unpaid Yield on the unpaid investment amount of such Certificate to the date of such purchase or prepayment.

       Section 4.6  PREPAYMENT OF CERTIFICATES.

            (a) If a Casualty has occurred with respect to all or substantially all of the Equipment, and Lessee has purchased the Equipment from the Trustee pursuant to SECTION 9.1 of the Lease, then the Trustee shall prepay, and there shall become due all Certificates at 100% of the unpaid investment amount thereof, together with all accrued but unpaid Yield thereon.

            (b) If a termination of the Lease pursuant to SECTION 5.1(a) or 5.4 thereof shall occur, then the Trust shall prepay, and there shall become due, on the Lease Termination Date all Certificates at 100% of the unpaid investment amount thereof, together with all accrued but unpaid Yield thereon to the Lease Termination Date, plus the premium, if any, with respect to SECTION 5.4.

            (c) The Trustee shall give notice of any prepayment of the Certificates pursuant to this SECTION 4.6 to all Holders promptly after the Trustee shall have received notice that such prepayment is to occur. Such notice from the Trustee shall specify the investment amount of the Certificates held by such Holders so to be prepaid and the date on which such prepayment is to occur, but failure to give such notice to any Holder shall not affect the validity of the proceedings for such prepayment.

       Section 4.7 PAYMENTS FROM TRUST ESTATE. All payments of investment and Yield to be made by the Trustee under this Trust Agreement shall be made only from the income and the proceeds from the Trust Estate and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Estate to make such payments. Each Holder, by its acceptance of its Certificates, agrees: (i) that it will look solely to the income and proceeds from the Trust Estate to the extent available for distribution to such Holder as herein provided; and (ii) that in any action or proceeding brought on such Certificates, on the indebtedness evidenced thereby, on this Trust Agreement or on any other Operative Document, except as expressly provided with respect to the Trustee herein or in any other Operative Document, no deficiency or other monetary judgment shall be sought or obtained against the Trustee for the indebtedness evidenced by such Certificates, except as is necessary to enforce the rights and remedies of such Holder under this Trust Agreement and the other Operative Documents (including, but not by way of limitation, the foreclosure of the Lien on the Equipment), in which event any such judgment shall be enforceable against the Trustee only to the extent of the interest of the Trustee in the Trust Estate and any such judgment shall not be enforceable by execution or be a Lien on any of the assets of the Trustee other than the interest of the Trustee in the Trust Estate.

       Section 4.8  METHOD OF PAYMENT.

            (a) The investment of, and Yield on, each Certificate shall be payable at the Corporate Trust Department and, subject to the provisions of SECTION 4.7, shall be paid by the Trustee by transferring by wire transfer the amount of such payments in immediately available federal funds to the account or accounts specified for such Holder in SCHEDULE II to the Participation Agreement until such Holder shall have specified otherwise by written notice to the Trustee.

            (b) The Trustee shall keep a record of each payment made by the Trustee on account of any amounts due under any of the Certificates and, upon written request therefor from the Grantor to the Trustee, the Trustee shall give notice to the Grantor of each such payment.

       Section 4.9 APPLICATION OF PAYMENTS TO INVESTMENT OR YIELD. In the case of each Certificate, each payment of investment thereof, and Yield thereon, shall be applied, FIRST, to the payment of accrued but unpaid Yield on such Certificate (including any interest on overdue investment and (to the extent permitted by applicable law) Yield) to the date of such payment, and SECOND, the balance, if any, remaining thereafter, to the payment of the unpaid investment amount of such Certificate, PROVIDED that such Certificate shall not be subject to prepayment except as provided in SECTION 4.6 or as a result of the acceleration of the maturity thereof pursuant to SECTION 6.1 hereof.

       Section 4.10 TERMINATION OF INTEREST IN TRUST ESTATE. A Holder shall have no further interest in, or other right with respect to, the Trust Estate when and if: (i) the entire investment amount of, and all accrued Yield on, all Certificates held by such Holder; (ii) all other sums payable to such Holder pursuant to such Certificates or pursuant to any other Operative Document; and
(iii) all other obligations then due, each shall have been discharged and paid in full in cash.


                                   ARTICLE V.

                    RECEIPT, DISTRIBUTION AND APPLICATION OF
                          INCOME FROM THE TRUST ESTATE

       Section 5.1 RENT AND OTHER LEASE PAYMENTS. Except as otherwise provided in SECTION 5.2, each installment or other payment of (i) Periodic Rent pursuant to SECTION 3.1 of the Lease; (ii) Lease Balance, Yield, and other amounts required to be paid in the event of an early termination pursuant to ARTICLE V of the Lease or a Casualty to all or substantially all of the Equipment pursuant to Article IX of the Lease; (iii) Purchase Option Exercise Amount; (iv) any overdue installment of Rent or other payment due under the Lease (and, to the extent permitted by applicable law, interest thereon); and (v) Proceeds and Sale Recourse Amount in the event the Lessee elects the Sale Option pursuant to
SECTION 5.1(b) of the Lease received by the Trustee shall be distributed by the Trustee on the date such installment or payment is due from the Lessee (or as soon thereafter as such installment or payment shall be received by the Trustee) in an amount as shall be required to pay in full the aggregate amount of the payment or payments of investment, and Yield (including any interest on overdue investment and, to the extent permitted by applicable law, Yield) then due (including by reason of notice of prepayment pursuant to SECTION 4.6 hereof), and in case the amount so to be distributed shall be insufficient to pay the Holders such Unpaid Investment, and Yield in full, then ratably, without priority of one over the other, in the proportion that the aggregate amount of such payments then due under such Certificates held by each such Holder bears to the aggregate amount of such payments then due under all such Certificates held by all such Holders.

       Section 5.2  PAYMENTS AFTER EVENT OF DEFAULT.   All payments received and
amounts held or realized by the Trustee as part of the Trust Estate at any time when an Event of Default shall have occurred and be continuing and after the maturity of the Certificates shall have been accelerated pursuant to SECTION 6.1 hereof; as well as all payments or amounts then held or thereafter received by the Trustee as part of the Trust Estate, shall be distributed forthwith upon receipt by the Trustee in the following order of priority:

            FIRST: (i) so much of such payments or amounts as shall be required to reimburse first the Trustee and then any Holder for any tax (other than any income tax payable on Yield or paid pursuant to a Certificate and on fees and other compensation of the Trustee), expense or other amount owed to the Trustee or any Holder in connection with the collection or distribution of such payments or amounts to the extent not previously reimbursed by the Grantor (including, without limitation, the expenses of any sale, taking or other proceeding, expenses in connection with realizing on any of the Equipment in the Trust Estate, reasonable attorneys' fees and expenses, court costs and any other reasonable expenditures incurred or reasonable expenditures or advances made by the Trustee or any Holder in the protection, exercise or enforcement of any right, power or remedy upon such Event of Default whether pursuant to SECTION 6.2 or otherwise) shall be so applied by the Trustee as between itself and such Holders; and (ii) so much of such payments or amounts as shall be required to pay the reasonable fees and compensation of the Trustee in connection with acting as Trustee not previously paid by the Grantor, shall be distributed to the Trustee;

            SECOND: (i) so much of such payments or amounts remaining as shall be required to reimburse the then existing or prior Holders for payments or deposits pursuant to SECTION 7.3 (to the extent not previously reimbursed and to the extent not constituting an indemnity paid or payable for an act constituting gross negligence or wilful misconduct) shall be distributed to the then existing or prior Holders, ratably, without priority of one over the other, in accordance with the amount of the payments or deposits made by each such then existing or prior Holder pursuant to such SECTION 7.3; and (ii) so much of such payments or amounts remaining as shall be required to pay the then existing or prior Holders the amounts payable to them pursuant to the provisions of SECTION 7.1, Article VIII, and SECTION 9.6 of the Participation Agreement and the amounts of all other unpaid Obligations then due and payable to them (other than Obligations covered by CLAUSE THIRD of this SECTION 5.2) shall be distributed to each Holder entitled (including its predecessor holders thereof) thereto; and in case the aggregate amount so to be paid in accordance with CLAUSES (i) and (ii) above shall be insufficient to pay all such amounts as aforesaid, then, ratably, without priority of one such Person over the other, in the proportion that the amount which would have been distributed to each such Person pursuant to this CLAUSE SECOND but for such insufficiency bears to the aggregate amount which would have been distributed to all such Persons pursuant to this CLAUSE SECOND but for such insufficiency; and

            THIRD, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid investment amount of, if any, due and payable on, and all accrued but unpaid Yield (including, to the extent permitted by applicable law, interest on Yield) on, all of the Certificates shall be distributed to the Holders, and in case the aggregate amount so to be distributed shall be insufficient to pay such unpaid investment, and Yield in full as aforesaid, then, ratably, without priority of one over the other, in the proportions that the aggregate unpaid investment amount of, if any, due and payable on, and all accrued but unpaid Yield to the date of distribution on, all Certificates held by each such Holder bears to the aggregate unpaid investment amount of, and all accrued but unpaid yield to the date of distribution on, all Certificates held by all such Holders.

       Section 5.3 PAYMENTS FOR OTHER SPECIFIC PURPOSES. Any payments constituting a part of the Trust Estate received by the Trustee for which no provision as to the application thereof is made elsewhere in this ARTICLE V and for which provision as to the application thereof is made in the Participation Agreement, the Lease or any other Operative Document, shall be applied to payment to the Person who is entitled thereto in accordance with the purpose for which such payment was made under the Participation Agreement, the Lease or such other Operative Documents, as the case may be.

       Section 5.4  OTHER PAYMENTS.  Except as otherwise provided in SECTIONS
5.2 and 5.3:

            (a) Any payments received by the Trustee constituting a part of the Trust Estate for which no provision as to the application thereof is made in the Participation Agreement, the Lease or any other Operative Document, or elsewhere in this ARTICLE V, and

            (b) All payments received and amounts realized by the Trustee under the Lease or otherwise with respect to the Equipment, to the extent received or realized at any time, as well as any other amounts remaining as part of the Trust Estate, after payment in full of all unpaid principal of, if any, due and payable on, and all accrued but unpaid Yield on, all Certificates, shall be promptly distributed by the Trustee in the following order of priority:
First, in the manner provided in CLAUSE FIRST of SECTION 5.2; second, in the manner provided in CLAUSE SECOND of SECTION 5.2; and third, to the Grantor.

       Section 5.5 DEPOSIT ACCOUNT. All payments or amounts received by the Trustee pursuant to SECTION 9.1 of the Lease by reason of a Casualty shall be held by the Trustee as part of the Trust Estate and, if the Lien on the applicable Equipment is discharged pursuant to SECTION 11.1 hereof prior to the time such payments or amounts are disbursed pursuant to the terms of the Lease or distributed pursuant to SECTION 5.2 hereof shall be distributed to the Grantor.

       Section 5.6 INVESTMENT OF AMOUNTS HELD BY THE TRUSTEE. In the event that any amounts held by the Trustee are not distributable pursuant to this
ARTICLE V promptly following receipt, such amounts shall be invested by the Trustee from time to time as the Requisite Holders shall direct, but only in the following securities: (i) obligations of, or guaranteed as to payment of yield and investment by, the United States of America that mature not more than 90 days after such investment; (ii) open market commercial paper of any corporation incorporated under the laws of the United States of America or of any State thereof that is not an Affiliate of the Grantor, the Sublessee, or the Trustee and that is rated "prime-1" or its equivalent by Moody's Investors Service, Inc. or "A-1" or its equivalent by Standard & Poor's Corporation; or (iii) certificates of deposit maturing within 90 days after such investment issued by commercial banks organized under the laws of the United States of America or of any political subdivision thereof having a combined capital and surplus in excess of $1,000,000,000 and rated "B" or better by Thompson Bank Watch, Inc. Any income or gain realized as a result of any such investment of such amounts shall be applied to make up any losses resulting from any such investment and any other income or gain so realized shall be promptly distributed to the Grantor so long as no Event of Default shall have occurred and be continuing. Upon incurring any losses from any such investment of such amounts, which losses are not made up from income or gain as aforesaid, the Trustee shall promptly notify the Holders and the Grantor thereof. The Trustee shall have no liability for any loss resulting from any investment of such amounts pursuant to this SECTION 5.6 other than by reason of the wilful misconduct or gross negligence of the Trustee. Any investment of such amounts pursuant to this SECTION 5.6 may be sold (without regard to maturity date) by the Trustee whenever the Trustee reasonably believes such sale is necessary to make any distribution required by this ARTICLE V and the Trust Estate has insufficient funds therefor.

                                   ARTICLE VI.

                                     DEFAULT

       Section 6.1 ACTION UPON EVENT OF DEFAULT. If a Lease Event of Default shall have occurred, upon written instructions from the Requisite Holders, the Trustee shall terminate the Lease and the Sublease and shall exercise the remedies set forth in SECTION 10.2 of the Lease and SECTION 10.2 of the Sublease or take such other actions as may be desired by the Requisite Holders.

       Section 6.2 WAIVER OF DEFAULTS. Upon written instructions from the Requisite Holders or all of the Holders, as applicable, the Trustee shall waive any Event of Default and its consequences, PROVIDED that in the absence of written instructions from all Holders, the Trustee shall not waive any Lease Event of Default.

       Section 6.3 PROCEEDINGS BY HOLDERS. No Holder shall have any right to institute any action or proceeding at law or in equity, or in bankruptcy or otherwise, upon or under or with respect to this Trust Agreement, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:
(a) such Holder previously shall have given to the Trustee written notice of a Lease Event of Default and of the continuation thereof; (b) the Requisite Holders or all of the Holders, as applicable, shall have made written request to the Trustee to institute such action or proceeding as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby; and (c) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee;
it being understood and intended, and being expressly covenanted by each Holder with each other Holder and the Trustee, that no Holder shall have any right in any manner whatever to affect, disturb or prejudice the rights of any other Holder or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Trust Agreement, except in the manner herein provided and for the ratable benefit of all Holders.

                                  ARTICLE VII.

                                DUTIES OF TRUSTEE

       Section 7.1  ACTION UPON LEASE EVENT OF DEFAULT.

            (a) NOTICES. In the event the Trustee shall have actual knowledge of a Lease Event of Default or an event which with the giving of notice and/or lapse of time could become a Lease Event of Default, including a failure to pay Rent on the date it becomes due, and if no other notice is required to be given with respect thereto by the Trustee hereunder, the Trustee shall give prompt facsimile or telephonic notice (but in no event later than the Business Day next succeeding the date on which the Trustee has actual knowledge of such Lease Event of Default or event) thereof to the Grantor, the Sublessee and each Holder (confirmed by written notice sent in the manner provided in SECTION 12.3 hereof). Such notice shall set forth in reasonable detail the circumstances of such Lease Event of Default or event if known to the Trustee. If any event which with the giving of notice and/or lapse of time and with respect to which the Trustee has given notice as described above matures into a Lease Event of Default then the Trustee shall again provide notice of such Lease Event of Default as described above.

            (b) CONDITIONS FOR ACTION. Trustee shall take such action, or refrain from taking such action, with respect to any Lease Event of Default as the Trustee shall be instructed in writing by the Requisite Holders or such other percentage of the unpaid investment amount of outstanding Certificates as may be specified herein or in the Participation Agreement with respect to any particular action.

            (c) ACTUAL KNOWLEDGE OF TRUSTEE. For all purposes of this Trust Agreement, in the absence of actual knowledge on the part of a Responsible Officer of the Trustee, the Trustee shall not be deemed to have knowledge of a Lease Event of Default or an event which with the giving of notice and/or passage of time could become a Lease Event of Default (except in the case of the failure of the Lessee to pay any installment of Rent after the same shall become due and except in the case of the failure of the Lessee to maintain insurance as required under
       SECTION 9.3 of the Lease if the Trustee shall have received notice of termination or nonrenewal from an insurer or broker) unless notified in writing of such Lease Event of Default or event by a Holder, the Grantor, or the Sublessee.

       Section 7.2  ACTION UPON INSTRUCTIONS GENERALLY.

            (a) GENERAL ACTION. Upon the written instructions at any time and from time to time of the Requisite Holders, the Trustee shall: (i) give such notice or direction or exercise such right, remedy or power or take such action under the Lease or other Operative Documents as shall be specified in such instructions; and (ii) approve as satisfactory to it all matters required by the terms of the Participation Agreement, the Lease or any other Operative Document to be satisfactory to the Trustee or the Holders (unless such matter expressly requires the satisfaction of all Holders), it being understood that without such written instructions the Trustee shall not approve any such matter as satisfactory to it.

            (b) EQUIPMENT AND TRUST ESTATE. Upon the written instructions at any time and from time to time of the Requisite Holders, the Trustee shall exercise such right, remedy or power or take such action hereunder to preserve or protect the Equipment and the Trust Estate (including the discharge of Liens) as shall be specified in such instructions.

            (c) FINANCING STATEMENTS AND ASSIGNED CONTRACTS. Upon the written instructions at any time and from time to time of any Holder, the Trustee shall execute any financing statement (and any continuation statement with respect to any such financing statement) or any other similar document relating to the security interests and assignments contemplated by the Participation Agreement, as may be specified in such instructions (which instructions shall be accompanied by an execution form of such financing statement or such continuation statement, as the case may be).

       Section 7.3 INDEMNIFICATION, ETC. Anything in this Trust Agreement to the contrary notwithstanding, the Trustee shall not be required to take any action or refrain from taking any action that shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability unless it shall have been indemnified in a manner satisfactory to it or unless, in the reasonable judgment of the Trustee, the indemnities made by the Grantor shall be adequate for such purpose. The Trustee shall not be required to take any action, nor shall any other provision of this Trust Agreement be deemed to impose a duty on the Trustee to take any action, if it shall have been advised by counsel (which counsel may be an employee of the Trustee) that such action is contrary to the terms hereof or of any other Operative Document or is otherwise contrary to law.

       Section 7.4 DUTIES TO REMOVE LIENS AND PROVIDE REPORTS, ETC. The Trustee shall, in its individual capacity and at its own cost and expense, promptly take such action as may be necessary duly to discharge all Liens on any part of the Trust Estate that result from any act of or claim against the Trustee in its individual capacity arising out of any event or condition not related to the administration of the Trust Estate. The Trustee will furnish to each Holder with reasonable promptness after receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Trustee hereunder or under the Lease or the Participation Agreement or any other Operative Document, unless, in each case, the Trustee shall reasonably believe that such Holder shall theretofore have received copies thereof.

       Section 7.5 NO ACTION EXCEPT UNDER TRUST AGREEMENT OR INSTRUCTIONS. The Trustee shall not, and shall not be required to, manage, control, use, sell, dispose of or otherwise deal with the Equipment except: (a) In accordance with the powers granted to, or the authority conferred upon, the Trustee pursuant to this Trust Agreement; or (b) In accordance with the express terms hereof or with written instructions from Holders with such percentage of the unpaid investment amount of outstanding Certificates as may be authorized by this Trust Agreement to deliver such instructions to the Trustee.


                                  ARTICLE VIII.

                                   THE TRUSTEE

       Section 8.1 ACCEPTANCE OF TRUSTS AND DUTIES. The Trustee accepts the trusts hereby created and applicable to it and agrees to perform the same but only upon the terms of this Trust Agreement, and agrees to receive and disburse all monies constituting part of the Trust Estate in accordance with the provisions hereof. The Trustee shall not be answerable or accountable under any circumstances, except: (a) for its own willful misconduct or gross negligence; or (b) in the case of the inaccuracy of any representation or warranty expressly made by the Trustee in its individual capacity; or (c) for the performance of its obligations under the first sentence of SECTION 7.4 hereof or SECTION 6.1 of the Participation Agreement.

       Section 8.2 ABSENCE OF DUTIES EXCEPT AS SPECIFIED. The Trustee shall have no duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Equipment or any other part of the Trust Estate, or otherwise to take or refrain from taking any action under, or in connection with, this Trust Agreement, the Lease, the Sublease, or the Sublease Assignment, except as expressly provided by the terms of this Trust Agreement, or as expressly provided in written instructions from the Holders of such percentage of the unpaid investment amount of outstanding Certificates as may be authorized by this Trust Agreement to deliver such instructions, in each case given in accordance with the terms hereof, and no implied duties or obligations shall be read into this Trust Agreement against the Trustee. Except in accordance with written instructions or requests furnished pursuant to ARTICLE VII or as expressly provided in ARTICLE VII and SECTION 6.2 hereof, the Trustee shall have no duty: (a) to see to any filing of any financing or continuation statements in respect of any such filing; (b) to see to any insurance on the Equipment or to effect or maintain any such insurance, whether or not the Lessee shall be in default with respect thereto; (c) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien of any kind owing with respect to, or assessed or levied against, any part of the Trust Estate
(other than Liens arising by, through or under the Trustee in its individual capacity and not related to the Operative Documents or the transactions contemplated thereby); (d) to confirm or verify or to inquire into the failure to receive any financial statements of the Grantor; or (e) to inspect the Equipment at any time or ascertain or inquire as to the performance or observance of the Lessee's covenants under the Lease.

       Section 8.3  NO REPRESENTATIONS OR WARRANTIES.    THE TRUSTEE MAKES:
(a) NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE OF THE EQUIPMENT, OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT WHATSOEVER (except as to absence of Lessor Liens attributable to Trustee); and (b) no representation or warranty as to the validity or enforceability of this Trust Agreement, the Participation Agreement, or any other Operative Document or as to the correctness of any statement contained in any thereof, except to the extent that any such statement is expressly made therein by the Trustee. The Trustee makes no representation as to the value or condition of the Trust Estate or any part thereof, as to the title of the Trustee thereto or as to the security afforded hereby.

       Section 8.4  NO SEGREGATION OF MONIES; NO INTEREST.    All monies
received by the Trustee shall, until used or applied as herein provided, be held in trust for the purpose for which they were received. Except as otherwise provided herein, any monies received by the Trustee hereunder need not be segregated in any manner except to the extent required by law, and such monies may be deposited under such general conditions as may be prescribed by law in the general banking department of the Trustee, and the Trustee shall not be liable for any interest thereon.

       Section 8.5  RELIANCE; AGENTS; ADVICE OF COUNSEL.

            (a) Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, endorsement on any Certificate, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper Person or Persons. The Trustee may accept in good faith a copy of a resolution of the Board of Directors of the Lessee or Sublessee, certified by a Responsible Officer thereof as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by such Board and that the same is in full force and effect. As to the amount of any payment to which any Person is entitled pursuant to CLAUSES FIRST and SECOND of SECTION 5.2 hereof, the Trustee may for all purposes hereof rely on a certificate of such Person. As to any fact or matter the manner of ascertainment of which is not specifically described herein, or as to which the Trustee shall deem it desirable to ascertain prior to taking, suffering or omitting any action hereunder, the Trustee may for all purposes hereof rely on a certificate of a Responsible Officer of the Lessee, Sublessee or other appropriate Person as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

            (b) In the administration of the trusts hereunder, the Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may, at the expense of the Trust Estate (but subject to the priorities of payment set forth in ARTICLE V), consult with counsel, accountants and (with the prior approval of the Requisite Holders) other skilled Persons to be selected and retained by it (other than Persons regularly in its employ), and the Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled Persons who are not officers or employees of the Trustee or any Affiliate thereof, so long as the Trustee shall have exercised due care in the good faith selection of such counsel, accountant or other skilled Person and such advice or opinion is within the scope of such Person's or Persons' particular area of professional competence, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by the Trustee hereunder.

       Section 8.6  NO COMPENSATION FROM HOLDERS.    The Trustee agrees that it
shall have no right against the Holders for any fee as compensation for its services hereunder except as expressly provided in SECTION 5.2 hereof.

       Section 8.7 NOT ACTING IN INDIVIDUAL CAPACITY. In performing the trusts hereby created, the Trustee acts solely as Trustee as herein provided and not in its individual capacity, except as otherwise expressly provided herein.

       Section 8.8 TRUSTEE MAY OWN CERTIFICATES, ETC. The Trustee, in its individual capacity, may buy, sell, own and hold any of the Certificates and may join in any action which any Holder may be entitled to take with like effect as if the Trustee were not a party to this Trust Agreement. The Trustee, in its individual capacity, may also engage in or be interested in any financial or other transaction with the Grantor, the Sublessee, or any other party to an Operative Document; PROVIDED that if the Trustee determines that any such relation is in conflict with its duties under this Trust Agreement, it shall eliminate the conflict or resign as Trustee. It also is agreed that if a Lease Event of Default has occurred and is continuing, and if the Trustee, in its individual capacity, is a creditor of the Grantor or the Sublessee, other than as a Holder, then the Trustee shall terminate such credit relationship or resign as Trustee.

                                   ARTICLE IX.

                    SUCCESSOR TRUSTEES AND SEPARATE TRUSTEES

       Section 9.1  RESIGNATION OR REMOVAL OF TRUSTEE; APPOINTMENT OF SUCCESSOR.

            (a) The Trustee or any successor thereto may resign at any time without cause by giving at least 30 days' prior written notice to the Grantor, Sublessee and Holders, such resignation to be effective on the acceptance of appointment by the successor Trustee pursuant to the provisions of SECTION 9.1(b) hereof. In addition, the Requisite Holders (excluding, for the purposes of the calculation of the Requisite Holders, any Certificates held by the Trustee) may at any time remove the Trustee without cause by an instrument in writing delivered to the Trustee, Lessee, and Sublessee, and the Trustee shall give prompt written notification thereof to each Holder. Such removal will be effective on the acceptance of appointment by the successor Trustee pursuant to the provisions of SECTION 9.1(b). In the case of the resignation or removal of the Trustee or in case the Trustee shall become incapable of acting, the Requisite Holders may appoint a successor Trustee by an instrument signed by such holders. If a successor Trustee shall not have been appointed within 30 days after such resignation or removal, the Trustee or any Holder may apply to any court of competent jurisdiction to appoint a successor Trustee to act until such time, if any, as a successor shall have been appointed by the Requisite Holders as above provided. The successor Trustee so appointed by such court shall immediately and without further act be superseded by any successor Trustee appointed by the Requisite Holders as above provided.

            (b) Any successor Trustee, whether appointed by a court or by the Requisite Holders, shall execute and deliver to the Lessee, Sublessee, each Holder and the predecessor Trustee an instrument accepting such appointment, and thereupon such successor Trustee, without further act, shall become vested with all the estates, properties, rights, powers and duties of the predecessor Trustee hereunder in the trusts hereunder applicable to it with like effect as if originally named the Trustee herein; but nevertheless upon the written request of such successor Trustee or the Requisite Holders, such predecessor Trustee shall execute and deliver an instrument transferring to such successor Trustee, upon the trusts herein expressed applicable to it, all the estates, properties, rights and powers of such predecessor Trustee, and such predecessor Trustee shall duly assign, transfer, deliver and pay over to such successor Trustee all monies or other property then held by such predecessor Trustee hereunder.

            (c) Any successor Trustee, however appointed, shall be a bank or trust company organized under the laws of the United States of America or any State thereof having a combined capital and surplus of at least $250,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Trustee hereunder upon reasonable or customary terms. Additionally, if there be such an institution willing, able and legally qualified to perform the duties of the Trustee hereunder upon reasonable or customary terms, such institution shall have a Corporate Trust
       Department in the State of California or Nevada.

            (d) Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Trustee may be transferred, shall be the Trustee under this Trust Agreement without further act.

       Section 9.2  APPOINTMENT OF ADDITIONAL AND SEPARATE TRUSTEES.

            (a) Whenever: (i) the Trustee shall deem it necessary or prudent to conform to any law of any jurisdiction in which any part of the Trust Estate shall be situated or to make any claim or bring any suit with respect to or in connection with this Trust Agreement, any other Operative Document or any of the Equipment; or (ii) the Trustee shall be advised by counsel satisfactory to it, that it is so necessary or prudent in the interest of the Holders; or (iii) the Trustee shall have been requested to do so by the Requisite Holders, then in any such case, the Trustee shall execute and deliver a Supplemental Trust Agreement hereto and all other instruments and agreements necessary or proper to constitute another bank or trust company or one or more Persons approved by the Trustee, either to act as additional trustee or trustees of all or any part of the Trust Estate, jointly with the Trustee, or to act as separate trustee or trustees of all or any part of the Trust Estate, in any such case with such powers consistent with this Trust Agreement as may be provided in such Supplemental Trust Agreement hereto, and to vest in such bank, trust company or Person as such additional trustee or separate trustee, as the case may be, any property, title, right or power of the Trustee consistent with this Trust Agreement deemed necessary or advisable by the Trustee, subject to the remaining provisions of this
       SECTION 9.2. The Trustee may execute, deliver and perform any such conveyance, assignment or other instrument in writing as may be required by any additional trustee or separate trustee for more fully and certainly vesting in and confirming to such Person any property, title, right or power consistent with this Trust Agreement which by the terms of such Supplemental Trust Agreement are expressly to be conveyed or conferred to or upon such additional trustee or separate trustee.

            (b) Every additional trustee and separate trustee hereunder shall, to the extent permitted by law, be appointed and act, and the Trustee shall act, subject to the following provisions and conditions:

             (i) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody, payment of monies or the investment of monies, shall be exercised solely by the Trustee;

            (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such additional trustee or trustees and separate trustee or trustees jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent, unqualified or unable to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate in any such jurisdiction) shall be exercised and performed by such additional trustee or trustees or separate trustee or trustees;

           (iii) no power hereby given to, or exercisable as provided herein by, any such additional trustee or separate trustee shall be exercised hereunder by such additional trustee or separate trustee except, to the maximum extent permitted by applicable law, jointly with, or with the consent of, the Trustee; and

            (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, except that the Trustee shall be liable for the consequences of its lack of reasonable care in selecting any additional or separate trustee hereunder.

       If at any time the Trustee shall deem it no longer necessary or prudent in order to conform to any such law or take any such action or shall be advised by such counsel that it is no longer so necessary or prudent in the interest of the Holders, or in the event that the Trustee shall have been requested to do so in writing by the Requisite Holders, the Trustee shall execute and deliver a Supplemental Trust Agreement hereto and all other instruments and agreements necessary or proper to remove any additional trustee or separate trustee.

            (c) Any additional trustee or separate trustee may at any time by an instrument in writing constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent that may be authorized by law, to do all acts and things and exercise all discretion that it is authorized or permitted to do or exercise, for and in its behalf and in its name. In case any such additional trustee or separate trustee shall die, become incapable of acting, resign or be removed, all the assets, property, rights, powers, trusts, duties and obligations of such additional trustee or separate trustee, as the case may be, so far as permitted by law, shall vest in and be exercised by the Trustee, without the appointment of a new successor to such additional trustee or separate trustee, unless and until a successor is appointed in the manner hereinbefore provided.

            (d) Any request, approval or consent in writing by the Trustee to any additional trustee or separate trustee shall be sufficient warrant to such additional trustee or separate trustee, as the case may be, to take such action as may be so requested, approved or consented to.

            (e) Each additional trustee and separate trustee appointed pursuant to this SECTION 9.2 shall be subject to, and shall have the benefit of, this Trust Agreement as it applies to the Trustee. Notwithstanding any other provision of this SECTION 9.2, the rights, powers, duties and obligations of any additional trustee or separate trustee appointed pursuant to this SECTION 9.2 shall not in any case exceed those intended to be conferred on the Trustee hereunder.


                                   ARTICLE X.

                        SUPPLEMENTAL TRUST AGREEMENT AND
                        AMENDMENTS TO OPERATIVE DOCUMENTS

       Section 110.1 SUPPLEMENTAL TRUST AGREEMENT AND AMENDMENTS TO OPERATIVE DOCUMENTS WITH CONSENT OF HOLDERS. At any time and from time to time, and subject to the terms and conditions of SECTION 9.15 of the Participation
Agreement: (a) the Grantor and the Trustee shall execute a Supplemental Trust Agreement for the purpose of adding provisions to, or changing or eliminating provisions of, this Trust Agreement as specified in such consent; (b) the Trustee shall (x) enter into such written amendment of or supplement to the Lease, the Sublease or any other Operative Document to which it is party as the Lessee or the Sublessee may agree to and as may be specified in such consent, or
(y) execute and deliver such written waiver or modification of the terms of the Lease, the Sublease or any other Operative Document to which it is a party or that is assigned to the Trustee hereunder as may be specified in such consent; and (c) the Trustee shall enter into such amendment of or supplement to the Participation Agreement as may be specified in such consent.

       Section 110.2 SUPPLEMENTAL TRUST AGREEMENTS WITHOUT CONSENT OF HOLDERS. Without the consent of any Holder but subject to the provisions of
SECTION 10.3, at the request of the Trustee, the Grantor shall join with it in entering into any Supplemental Trust Agreements: (i) to evidence the succession of a new entity as the Trustee hereunder, the removal of the Trustee, or the appointment of any co-trustee or co-trustees or any separate or additional trustee or trustees, in each case in accordance with the terms of ARTICLE IX; or (ii) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, to convey, transfer, assign, mortgage or pledge any property to or with the Trustee, or to make any other provisions with respect to matters arising under this Trust Agreement that shall not be inconsistent with the provisions of this Trust Agreement, PROVIDED that such action shall not adversely affect the interests of the present or any past Holder or the Trustee, and each such Holder, the Trustee, and the Grantor shall have received an opinion of independent counsel, satisfactory to each such party, to such effect.

       Section 110.3 TRUSTEE PROTECTED. If in the opinion of the Trustee any document required to be executed pursuant to the terms of SECTIONS 10.1 or 10.2 adversely affects any right or duty of or affects any immunity or indemnity in favor of the Trustee under this Trust Agreement, the Participation Agreement or any other Operative Document, the Trustee may in its discretion decline to execute such document. With every such document required to be executed by the Trustee pursuant to the terms of SECTIONS 10.1 or 10.2, the Trustee shall be furnished by counsel satisfactory to the Requisite Holders with an opinion satisfactory in form and substance to the Trustee that such document complies with the provisions of this Trust Agreement, and that all consents required by the terms of SECTION 10.1 in connection with the execution of such document have been obtained. Such counsel may reasonably rely on certificates of appropriate Persons with respect to factual matters relevant to any such opinion. The Trustee shall be fully protected in relying on such opinion.

       Section 110.4 FORM OF REQUEST. It shall not be necessary for any written request of the Holders furnished pursuant to SECTION 10.1 to specify the particular form of the proposed documents to be executed pursuant thereto, but it shall be sufficient if such request shall indicate the substance thereof.

       Section 110.5 DOCUMENTS MAILED TO HOLDERS. Promptly after the execution by the Trustee of any document entered into pursuant to SECTIONS 10.1 or 10.2, the Trustee shall mail, by first class mail, postage prepaid, a conformed copy thereof to each Holder at its address currently shown in the Certificate Register, but any failure to mail such conformed copies shall not impair or affect the validity of such document.

       Section 110.6  THIS ARTICLE EXCLUSIVE.

            (a) This Trust Agreement may not be amended, and no term hereof may be waived, except by a Supplemental Trust Agreement entered into in accordance with SECTIONS 10.1 or 10.2 hereof.

            (b) No term or provision of this Trust Agreement or any Certificate may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof or of any Certificate shall be effective only in the specific instance and for the specific purpose given.

                                   ARTICLE XI.

                                   TERMINATION

       Section 111.1 TERMINATION UPON PERFORMANCE. This Trust Agreement and the trusts created hereby shall terminate and this Trust Agreement shall cease and be of no further force or effect and all of the property, rights and interests included in the Trust Estate shall revert to and revest in the Grantor without any other act or formality whatsoever, and the Trustee shall, upon the written request and at the expense of the Grantor, execute and deliver to, or as directed in writing by, the Grantor appropriate termination statements, releases and other instruments (in due form for recording) requisite to evidence the satisfaction and discharge of the Lease and this Trust Agreement and the security interest created thereby with respect thereto, to release or reconvey to the Grantor as directed by the Grantor all of the Trust Estate, freed and discharged from the provisions contained herein and in the Lease and free of any interest of any Holder with respect thereto and to release the Grantor from its covenants herein contained upon the earlier of:

            (a) payment in full in cash of all investment of, and all accrued Yield on, all Certificates and all other Obligations then due to the Trustee and any Holder (directly or through any predecessor Holders); or

            (b) the sale or other final disposition of all Equipment and the final distribution by the Trustee of all monies or other property or proceeds constituting part of the Trust Estate in accordance with the terms of ARTICLE V;

PROVIDED, however, that if at the time referred to in CLAUSE (b) above the Lessee or the Sublessee shall not have fully complied with all of the terms of each Operative Document to which such Person is a party, this Trust Agreement and the trusts created hereby shall continue in full force and effect in accordance with the terms thereof until such time as each of the Lessee, or the Sublessee, has fully complied with such terms. Upon any such payment in full of all amounts referred to in CLAUSE (a) above in accordance with this Trust Agreement, the Trustee shall pay all remaining monies or other properties or proceeds held by it under this Trust Agreement to the Grantor and shall give notice to the Sublessee of such payment, execute and deliver to, or as directed in writing by, the Grantor all appropriate instruments (in due form for recording and filing) reasonably requested by the Grantor releasing the Equipment, the Lease, the Sublease, the Purchase Agreements the trusts created hereby shall terminate and shall be of no further force or effect.

       Section 111.2  TERMINATION GENERALLY.

            (a) In the event the Trust created hereby has not previously terminated pursuant to the terms of SECTION 11.1, it shall terminate upon the earliest to occur of: (i) the twentieth anniversary of the Closing Date, unless the Requisite Holders elect to continue the

       Trust created hereby; and (ii) twenty-one years less one day after the death of the last to survive of all descendants of John D. Rockefeller, Jr. (except Michael Rockefeller, the son of Nelson Rockefeller, and his descendants), who are living on the date hereof, but, without limiting the generality of the foregoing, if legislation shall become effective providing for the validity or permitting the holding of assets in a trust for a period in gross exceeding the period hereinabove stated, then this Trust Agreement nad the trust created hereby shall not terminate as aforesaid but shall extend to and continue in effect, but only if such non-termination and extension shall then be valid under applicable law, until such time as the same shall, under applicable law, cease to be valid.

            (b) Upon any termination of the Trust pursuant to the provisions of this SECTION 11.2, the Trustee shall transfer undivided interests in the Trust Estate to the Holders ratably based on the outstanding investment amount of the Certificates held by such Holders without recourse or warranty of any kind (but free of any Lessor Liens resulting from any act of or claim against the Trustee), and, upon making such transfer and accounting for all funds that have come into its hands, the Trustee shall be discharged and free of any further liability hereunder with respect to the Trust, except such liability, not payable out of the assets of the Trust Estate, as may be shown by such accounting then to exist in accordance with the other provisions of this Trust Agreement. No later than the date of the termination of the Trust, the Trustee shall execute and deliver to such Holders, or to any Person designated in writing by such Holders a bill of sale and such other written instruments as such Holders shall reasonably request, all in form and content reasonably satisfactory to such Holders evidencing the transfer of title to the Trust Estate, without recourse or warranty of any kind, but free of Lessor Liens resulting from any act of or claim against the Trustee, to such Holders or their designees. Any amounts received by the transferees of the Trust Estate shall continue to be applied in the manner set forth in ARTICLE V, hereof.


                                  ARTICLE XII.

                                  MISCELLANEOUS

       Section 112.1 SALE OF EQUIPMENT BINDING. Any sale or other conveyance of the Equipment by the Trustee made pursuant to the terms of this Trust Agreement or of the Lease shall bind the Holders and shall be effective to transfer or convey all right, title and interest of the Trustee and the Holders in and to the Equipment. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Trustee.

       Section 112.2 TRUST AGREEMENT FOR BENEFIT OF HOLDERS ONLY. Nothing in this Trust Agreement, whether express or implied, shall be construed to give to any Person other than the Holders any legal or equitable right, remedy or claim under or in respect of this Trust Agreement or any Certificate; but this Trust Agreement shall be held for the sole and exclusive benefit of the parties hereto and the Holders from time to time.

       Section 112.3 NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all notices and communications provided for herein shall be in writing and shall be duly given in accordance with, and addressed to the address specified for such Person pursuant to, the Participation Agreement or, in the case of a Holder, then recorded for such Person in the Certificate Register.

       Section 112.4 SEVERABILITY. Whenever possible, each provision of this Trust Agreement shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Trust Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Trust Agreement.

       Section 112.5 SUCCESSORS AND ASSIGNS. All covenants and agreements contained herein shall be binding upon, and without limiting SECTION 12.2, inure to the benefit of, the parties hereto and their respective permitted successors and assigns and each Holder. Any request, notice, direction, consent, waiver or other instrument or action by Holder shall bind the successors and assigns of such holder.

       Section 112.6 APPLICABLE LAW. THIS TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEVADA WITHOUT REGARD TO THE CHOICE OF LAWS PROVISIONS THEREOF.

       Section 112.7 COUNTERPARTS. This Trust Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each executed counterpart constituting an original but all together one agreement.

       Section 112.8 CAPTIONS AND TABLE OF CONTENTS. Section and caption headings used in this Trust Agreement (including the table of contents, Exhibits and Schedules thereto) are for convenience of reference only and shall not affect the construction of this Trust Agreement.

       Section 112.9 FURTHER ASSURANCES. The Grantor and the Trustee will each, at the Grantor's expense, do, execute, acknowledge and deliver all and every such further acts, deeds, agreements, instruments, conveyances, transfers and assurances as may be necessary or appropriate in order to protect the right, title and interest of the Trustee to the Trust Estate and the Holders in the Trust Estate.

       Section 112.10 SURVIVAL OF COVENANTS. All claims pertaining to representations, warranties, covenants or indemnities of Grantor shall survive the termination of the Trust created hereby to the extent such claims arose out of events or conditions existing prior to such termination.

       IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be executed and delivered as of the date first above written.

                                       Grantor:

                                       STATION CASINOS, INC.


                                       By:   /s/ Glenn C. Christenson
                                          -------------------------------
                                              Glenn C. Christenson
                                              Executive Vice President
                                              Chief Financial Officer
                                              and Treasurer

                                       Trustee:

                                       FIRST SECURITY TRUST COMPANY OF NEVADA,
                                       not in its individual capacity, but
                                       solely as Trustee under the Trust


                                       By:  /s/ Nancy M. Dahl
                                          ------------------------------------
                                              Nancy M. Dahl
                                              Trust Officer